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                            SUPPLEMENT TO PROSPECTUS
                          FOR SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                                DATED MAY 1, 2001

                          (FOR USE IN NEW JERSEY ONLY)

DEATH BENEFIT OPTIONS/ DEATH BENEFIT OPTION 3

         The following language is added after the second paragraph of the Death Benefit Option 3 subsection under the section entitled Death Benefit Options:

(the following applies to policies issued in the State of New Jersey)

If on the date of the death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy plus the Premium Death Benefit Account.

                        SUPPLEMENT DATED OCTOBER 4, 2001


ACCUM.SUPP10/2001(NJ)